SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

 Date of Report (Date of earliest event reported) August 15, 2019

HOME TREASURE FINDERS, INC.

 (Exact name of Registrant as specified in its charter)

COLORADO	000-176154	26-3119496
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4045 Pecos Street

Denver, Colorado 80211
(Address of principal executive offices and Zip Code)

(720) 273-2398

 (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 1 to Stock Purchase Agreement

On August 15, 2019, Home Treasure Finders, Inc., a Colorado corporation (“Parent”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) among Parent, HMTF Merger Sub Inc., a Colorado corporation (as “Buyer” and together with the Parent, the “Buyer Parties”), Energy Hunter Resources, Inc., a Delaware corporation (the “Company”), certain stockholders of the Company set for therein (as “Sellers”), and Gary C. Evans (as the “Sellers’ Representative” and together with the Company and Sellers, the “Seller Parties”) pursuant to which, among other things, and subject to the satisfaction and waiver of the conditions set forth in the Stock Purchase Agreement, Buyer will buy from Sellers 6,328,948 shares of its common stock, par value $0.0001 per share (“Company Common Stock”) representing approximately 91% of the issued and outstanding common stock of the Company as of August 15, 2019.

On October 1, 2019, the Buyer Parties, Seller Parties, and Sellers’ Representative entered into an amendment to the Stock Purchase Agreement. Pursuant to Amendment No. 1 to the Stock Purchase Agreement, each of the parties agreed to extend to November 1, 2019 the outside date after which either the Buyer Parties or Seller Parties may terminate the Stock Purchase Agreement if the transactions contemplated thereunder have not been consummated

The foregoing description of Amendment No. 1 to the Stock Purchase Agreement is qualified in its entirety by reference to the full text of such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description of Exhibit
10.1	Amendment No. 1 to Stock Purchase Agreement,dated October 1, 2019, among Home Treasure Finders, Inc., HMTF Merger Sub Inc,, Energy Hunter Resources, Inc. (the “Company”), certain stockholders of the Company set forth therein, and Gary C. Evans.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Home Treasure Finders, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME TREASURE FINDERS, INC.

Date: October 3, 2019	By: /s/ Corey Wiegand
Corey Wiegand
Chief Executive Officer

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